      AMENDMENT No. 1
TO
ASSET PURCHASE AGREEMENT


          Amendment No. 1, dated as of September 25, 1997, to the Asset Purchase Agreement, dated as of August 5, 1997 (the "APA"), by and among New England Power Company, a Massachusetts corporation ("NEP"), The Narragansett Electric Company, a Rhode Island corporation ("Narragansett"), and USGen New England, Inc. (formerly named USGen Acquisition Corporation), a Delaware corporation (the "Buyer").

          Whereas, NEP, Narragansett and the Buyer are parties to the APA.

          Whereas, NEP, Narragansett and the Buyer desire to amend the APA in certain respects.

          Now, therefore, in consideration of the premises and the representations and warranties, covenants and other agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

     Section 1. Section 11.2 of the APA is hereby amended to delete "Subject to Section 11.3, in" from the first line and insert in its place, "In".

     Section 2. Section 12.3 of the APA is hereby also amended to delete "Sections 11.2 and 11.3" from the second line and insert in its place, "Section 11.2".

     Section 3. Section 3.1 of the APA is hereby also amended to delete "Sections 7.4(f)" from the seventh line and insert in its place, "Section 7.4(e)".

     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amendment No. 1 as of the date first written above.

     NEW ENGLAND POWER COMPANY

     By: s/ Michael E. Jesanis
     ___________________________
     Name:  Michael E. Jesanis
     Title: Treasurer

     NARRAGANSETT ELECTRIC COMPANY

     By: s/ Alfred D. Houston
     _______________________________
     Name:  Alfred D. Houston
     Title: Vice President and Treasurer

     USGEN NEW ENGLAND, INC.

     By: s/ M. Richard Smith
     _________________________________
     Name:  M. Richard Smith
     Title: Vice President
      AMENDMENT No. 2
TO
ASSET PURCHASE AGREEMENT

          Amendment No. 2, dated as of October 29, 1997, to the Asset Purchase Agreement, dated as of August 5, 1997 (the "APA"), by and among New England Power Company, a Massachusetts corporation ("NEP"), The Narragansett Electric Company, a Rhode Island corporation ("Narragansett"), and USGen New England, Inc. (formerly named USGen Acquisition Corporation), a Delaware corporation (the "Buyer").

          Whereas, NEP, Narragansett and the Buyer are parties to the APA.

          Whereas, NEP, Narragansett and the Buyer desire to amend the APA in certain respects.

          Now, therefore, in consideration of the premises and the representations and warranties, covenants and other agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

     Section 1. Section 1.1(a)(54) is replaced in its entirety with: ""PPA Transfer Agreement" means the Amended and Restated PPA Transfer Agreement, dated as of October 29, 1997, between NEP and USGen New England, Inc. (formerly known as USGen Acquisition Corporation) and the OSP PPA Transfer Agreement, dated as of October 29, 1997, between NEP and USGen New England, Inc. (formerly known as USGen Acquisition Corporation)."

     Section 2.  Section 1.1(a)(72) is replaced in its entirety with:
""Transition Agreements" means the Amended and Restated Wholesale Standard Offer Service Agreements, the NECO Wholesale Standard Offer Service Agreement II and the MECO Wholesale Standard Offer Service Agreement II, dated as of October 29, 1997, between USGen New England, Inc. (formerly known as USGen Acquisition Corporation) on the one hand and The Narragansett Electric Company, or Massachusetts Electric Company and Nantucket Electric Company on the other hand."

          IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amendment No. 2 as of the date first written above.


     NEW ENGLAND POWER COMPANY

     By: s/ Michael E. Jesanis
     ______________________________
     Name:  Michael E. Jesanis
     Title: Treasurer


     NARRAGANSETT ELECTRIC COMPANY

     By: s/ John G. Cochrane
     ________________________________
     Name:  John G. Cochrane
     Title: Assistant Treasurer


     USGEN NEW ENGLAND, INC.

     By: s/ M. Richard Smith
     ________________________________
     Name:  M. Richard Smith
     Title: Vice President

      AMENDMENT No. 3
TO
ASSET PURCHASE AGREEMENT


          Amendment No. 3, dated as of May 29, 1998, to the Asset Purchase Agreement, dated as of August 5, 1997 (the "APA"), by and among New England Power Company, a Massachusetts corporation ("NEP"), The Narragansett Electric Company, a Rhode Island corporation ("Narragansett"), and USGen New England, Inc. (formerly named USGen Acquisition Corporation), a Delaware corporation (the "Buyer").

          Whereas, NEP, Narragansett and the Buyer are parties to the APA.

          Whereas, NEP, Narragansett and the Buyer desire to amend the APA in certain respects.

          Now, therefore, in consideration of the premises and the representations and warranties, covenants and other agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

     Section 1. Section 1.1(a)(54) is replaced in its entirety with: ""PPA Transfer Agreement" means the Amended and Restated PPA Transfer Agreement, dated as of October 29, 1997, between NEP and USGen New England, Inc. (formerly known as USGen Acquisition Corporation) the OSP PPA Transfer Agreement, dated as of October 29, 1997, between NEP and USGen New England, Inc. (formerly known as USGen Acquisition Corporation), the PPA Transfer Implementation Agreement - Ogden Haverhill Associates, dated as of May 29, 1998, between NEP and USGen New England, Inc. (formerly known as USGen Acquisition Corporation), and any validly executed future PPA Transfer Implementation Agreement between NEP and USGen New England, Inc."

          IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amendment No. 3 as of the date first written above.


     NEW ENGLAND POWER COMPANY

     By: s/ John G. Cochrane
     ______________________________
     Name: John G. Cochrane
     Title: Treasurer


     NARRAGANSETT ELECTRIC COMPANY

     By: s/ John G. Cochrane
     ________________________________
     Name:  John G. Cochrane
     Title: Treasurer


     USGEN NEW ENGLAND, INC.

     By: s/ M. Richard Smith
     ________________________________
     Name:  M. Richard Smith
     Title: Vice President

      AMENDMENT No. 4
TO
ASSET PURCHASE AGREEMENT

          Amendment No. 4, dated as of September 1, 1998, to the Asset Purchase Agreement, dated as of August 5, 1997 (the "APA"), by and among New England Power Company, a Massachusetts corporation ("NEP"), The Narragansett Electric Company, a Rhode Island corporation ("Narragansett"), and USGen New England, Inc. (formerly named USGen Acquisition Corporation), a Delaware corporation (the "Buyer").

          Whereas, NEP, Narragansett and the Buyer are parties to the APA;

          Whereas, NEP, Narragansett and the Buyer desire to amend the APA in certain respects;

          Now, therefore, in consideration of the premises and the representations and warranties, covenants and other agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

     Section 1. Section 1.1(a)(15) of the APA is hereby replaced in its entirety with: ""Continuing Site Agreement" means the Amended and Restated Continuing Site/Interconnection Agreement By and Between New England Power Company and USGen New England, Inc., dated September 1, 1998."

     Section 2.  Section 5.1(b) of the APA is replaced in its entirety with:

          (b) The authorized capital stock of NERC consists of eight thousand (8,000) shares of common stock, par value $1.00 per share, twenty-five shares of which are issued and outstanding (the "Share"). Such shares of NERC Stock have been duly authorized and validly issued, are fully paid and non-assessable, and have not been issued in violation of the preemptive rights of any stockholder of NERC. At the Closing, NEP will be the record and beneficial owner of full right and title to such shares of NERC Stock, free and clear of all Encumbrances, options, warrants, rights, calls, pledges, trusts, voting trusts and other stockholder agreements, assess- ments, covenants, restrictions, reservations, commitments, obligations, liabilities, and other burdens. Assuming issuance by the SEC of an appropriate order under the Holding Company Act, as of the Closing NEP will have the absolute and unrestricted right, power, authority and capacity to sell the NERC Stock to the Buyer.

     Section 3. Section 9.2(d) of the APA is hereby amended to delete "8.2(a), (b) and (c)" from the last line and insert in its place, "9.2(a), (b) and (c)".

     Section 4. Section 9.2 of the APA is hereby amended to insert Section 9.2(h), which is as follows:

     (h) The Buyer shall be reasonably satisfied that all material Environmental Permits and material Permits will be transferred to the Buyer or obtained by the Buyer on or before the Closing Date.

     Section 5. Section 12.3 of the APA is hereby amended to (i) add "3.3, 3.4, 3.5," to the third line after "3.2", (ii) add "7.2(c), 7.2(f)" to the third line after "7.2(b)", (iii) delete "Articles X and XI" from the fifth and sixth line and insert in its place, "Articles X, XI and XII" and (iv) delete "Sections 5.1, 5.2 and 5.3" from the eighth line and insert in its place, "Sections 5.1, 5.2, 5.3, 6.1, 6.2 and 6.3".

          IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amendment No. 4 as of the date first written above.


     NEW ENGLAND POWER COMPANY

     By: s/ Michael E. Jesanis
     ___________________________________
     Name:  Michael E. Jesanis
     Title:    Vice President


     NARRAGANSETT ELECTRIC COMPANY

     By: s/ Michael E. Jesanis
     ___________________________________
     Name:  Michael E. Jesanis
     Title:    Vice President


     USGEN NEW ENGLAND, INC.

     By: /s/ James V. Mahoney
     ___________________________________
     Name:  James V. Mahoney
     Title: Senior Vice President